SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

         Minnesota                      0-10078                  41-0944876
----------------------------         ------------            ------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                          (952) 443-2500 (Registrant's
                     --------------------------------------
                     telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

      On August 12, 2003, HEI, Inc. issued a press release announcing that it has received a default judgment in its lawsuit against its former Chief Executive Officer, President and Chairman, Anthony Fant, for non-payment of his promissory note to the Company. A copy of the press release is attached as
Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not   Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits:

            99.1 Press Release dated August 12, 2003, regarding default judgment in lawsuit against former Chief Executive Officer, Chairman of the Board and President.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEI, INC.

Dated:  August 13, 2003                          By /s/ Douglas Nesbit
                                                    ----------------------------
                                                    Douglas Nesbit
                                                    Its: Chief Financial Officer


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                                  Exhibit Index

99.1 Press Release dated August 12, 2003, regarding default judgment in lawsuit against former Chief Executive Officer, Chairman of the Board and President.